                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Lewis Chew, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                SIGNATURE                                 DATE

 /S/     BRIAN L. HALLA                                June 20, 2001
-------------------------------------------
         Brian L. Halla


 /S/     GARY P. ARNOLD                                June 20, 2001
-------------------------------------------
         Gary P. Arnold


 /S/     RICHARD J. DANZIG                             June 20, 2001
---------------------------------------
         Richard J. Danzig


 /S/     ROBERT J. FRANKENBERG                         June 20, 2001
-------------------------------------------
         Robert J. Frankenberg


 /S/     E. FLOYD KVAMME                               June 20, 2001
-------------------------------------------
         E. Floyd Kvamme


 /S/     MODESTO A. MAIDIQUE                           June 20, 2001
-------------------------------------------
         Modesto A. Maidique


 /S/     EDWARD R. MCCRACKEN                           June 20, 2001
-------------------------------------------
         Edward R. McCracken


 /S/     LEWIS CHEW                                    June 20, 2001
---------------------------------------
         Lewis Chew


/S/      ROBERT E. DEBARR                              June 20, 2001
---------------------------------------------
         Robert E. DeBarr